                                                                    EXHIBIT 99.1



              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1996-3 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1996-3
                      AGREEMENT DATED SEPTEMBER 27, 1996

                     SERVICER'S MONTHLY REMITTANCE REPORT

                                  Principal        Current     Principal      Principal
                Original        Balance Before      Pass       Remittance       Carry      Interest
   Class        Face Value      Distribution       Through  (Including Turbo)  Forward    Remittance
-----------------------------------------------------------------------------------------------------
    A-1         65,000,000.00    59,372,125.26       6.75%    2,305,661.13       0.00      333,968.20
    A-2         49,000,000.00    49,000,000.00       6.85%            0.00       0.00      279,708.33
    A-3         22,000,000.00    22,000,000.00       7.05%            0.00       0.00      129,250.00
    A-4         32,000,000.00    32,000,000.00       7.20%            0.00       0.00      192,000.00
    A-5         20,000,000.00    20,000,000.00       7.25%            0.00       0.00      120,833.33
    A-6         47,000,000.00    47,000,000.00       7.60%            0.00       0.00      297,666.67
    A-7         29,000,000.00    29,000,000.00       7.80%            0.00       0.00      188,500.00
    A-8         24,750,000.00    24,750,000.00       8.00%            0.00       0.00      165,000.00
CERTIFICATES    11,250,000.00    11,250,000.00       8.30%            0.00       0.00       77,812.50
     R                   0.00     3,784,641.56       0.00%            0.00       0.00            0.00
-----------------------------------------------------------------------------------------------------
   Totals      300,000,000.00   298,156,766.82                2,305,661.13               1,784,739.03
-----------------------------------------------------------------------------------------------------
                  Interest                        Over
                   Carry        Total          Collateral.  Allocated      Ending              Pool
   Class          Forward   Distribution      (From Turbo)    Losses       Balance            Factor
-------------------------------------------------------------------------------------------------------
    A-1              0.00   2,639,629.33            0.00     0.00        57,066,464.13       87.794560%
    A-2              0.00     279,708.33            0.00     0.00        49,000,000.00      100.000000%
    A-3              0.00     129,250.00            0.00     0.00        22,000,000.00      100.000000%
    A-4              0.00     192,000.00            0.00     0.00        32,000,000.00      100.000000%
    A-5              0.00     120,833.33            0.00     0.00        20,000,000.00      100.000000%
    A-6              0.00     297,666.67            0.00     0.00        47,000,000.00      100.000000%
    A-7              0.00     188,500.00            0.00     0.00        29,000,000.00      100.000000%
    A-8              0.00     165,000.00            0.00     0.00        24,750,000.00      100.000000%
CERTIFICATES         0.00      77,812.50            0.00     0.00        11,250,000.00      100.000000%
     R               0.00           0.00    1,488,487.42     0.00         5,273,128.98        0.000000%
-------------------------------------------------------------------------------------------------------
   Totals                   4,090,400.16                                297,339,593.11
-------------------------------------------------------------------------------------------------------


AMOUNTS PER 1,000               Principal
                              Balance Before    Principal     Interest      Total         End
   CLASS          CUSIP        Distribution     Remittance   Remittance  Distribution    Balance
---------------------------------------------------------------------------------------------------
    A-1        337928 AA 3        913.417312    35.471710      5.137972    40.609682     877.945602
    A-2        337928 AB 1       1000.000000     0.000000      5.708333     5.708333    1000.000000
    A-3        337928 AC 9       1000.000000     0.000000      5.875000     5.875000    1000.000000
    A-4        337928 AD 7       1000.000000     0.000000      6.000000     6.000000    1000.000000
    A-5        337928 AE 5       1000.000000     0.000000      6.041667     6.041667    1000.000000
    A-6        337928 AF 2       1000.000000     0.000000      6.333333     6.333333    1000.000000
    A-7        337928 AG 0       1000.000000     0.000000      6.500000     6.500000    1000.000000
    A-8        337928 AJ 4       1000.000000     0.000000      6.666667     6.666667    1000.000000
Certificates   337928 AH 8       1000.000000     0.000000      6.916667     6.916667    1000.000000


            Determination Date                        January 13, 1997
            Distribution Date                         January 20, 1997

            Original weighted average sercurities rate =         7.27%
            Current weighted average sercurities rate =          7.28%

              FIRSTPLUS FINANCIAL, INC. (TRANSFEROR AND SERVICER)
                   FIRSTPLUS INVESTMENT CORPORATION (SELLER)
                FIRSTPLUS HOME LOAN OWNER TRUST 1996-3 (ISSUER)
        THE FIRSTPLUS ASSET-BACKED NOTES AND CERTIFICATES SERIES 1996-3
                       AGREEMENT DATED SEPTEMBER 27, 1996

                      SERVICER'S MONTHLY REMITTANCE REPORT
--------------------------------------------------------------------------------


COLLECTIONS ON THE MORTGAGE LOANS:

                                                                                    Interest            Principal           Total
                                                                                    --------            ---------           -----
Scheduled Monthly Payments                                                         2,620,910.71           247,251.35    2,868,162.06
Recovery of Delinquent Scheduled Payments                                            599,145.52            36,877.57      636,023.09
Principal Prepayments                                                                298,407.75           527,441.93      825,849.68
FHA Claims                                                                                 0.00                 0.00            0.00
Foreclosure Collections                                                                    0.00                 0.00            0.00
Total Collections on Mortgage Loans                                                3,518,463.98           811,570.85    4,330,034.83

Collection Account Earnings                                                           16,723.71                 0.00       16,723.71
Note Distribution Account Earnings                                                     2,368.46                 0.00        2,368.46
Capitalized Interest Release                                                             862.72                 0.00          862.72
Prefunding Account Withdrawal                                                              0.00             5,602.86        5,602.86

Available Collection Amount                                                        3,538,418.87           817,173.71    4,349,989.72


FEES:

Servicing Fee                                                                                                             186,231.98
Trustee Fee                                                                                                                 1,862.32
Custodian Fee                                                                                                               2,979.71
Certificate Guaranty Insurance                                                                                             68,515.55
Owner Trustee Fee                                                                                                               0.00

Total Fees:                                                                                                               259,589.56

OVERCOLLATERALIZATION INFORMATION:

Current Overcollateralization Amount                                                                                    5,273,128.98
Interim Required Overcollaterlization Amount                                                                           15,000,000.00
Required Overcollaterlization Amount for Due Period                                                                    26,249,509.75
Current Credit Support Multiple                                                                                                 1.00
Is Due Period a Step Down Date                                                                                                    No

RESERVE ACCOUNT INFORMATION

Original Reserve Account Deposit                                                                                       11,250,000.00
Current Reserve Account Balance                                                                                        11,250,000.00
Reserve Account Requirement                                                                                            11,250,000.00

AMOUNT IN PREFUNDING ACCOUNT:                                                                                                   0.00

CAPITALIZED INTEREST ACCOUNT INFORMATION:
Amount  Remaining in Capitalized  Interest Account                                                                              0.00
Amount to be Disbursed from Capitalized Interest Account to Note Distribution Account                                         862.72

COLLATERAL INFORMATION:
Beg. Weighted Avg. Rem. Maturity                                                                                                 228
End. Weighted Avg. Rem. Maturity                                                                                                 227
Beg. Weighted Average Coupon                                                                                                 14.610%
End. Weighted Average Coupon                                                                                                 14.611%
Beg. Number of Loans                                                                                                          10,229
End. Number of Loans                                                                                                          10,212
Beginning Unpaid Principle Balance of Home Loans                                                                      297,971,163.96
Remaining Unpaid Principle Balance of Home Loans                                                                      297,339,593.11
Loans Paid in Full                                                                                                                0

DELINQUENCIES:
                                                      #                   $                             % of $
                                                      -                   -                             ------
30-59 Days                                            49             1,410,730.00                       0.4745%
60-89 Days                                            17               507,110.00                       0.1705%
Over 90                                               8                206,053.00                       0.0693%
Total                                                 74             2,123,893.00                       0.7143%
LIQUIDATED LOANS:
                                                   Pincipal            Interest                          Total
                                                   --------            --------                          -----
Liquidation Proceeds                                 0.00                0.00                            0.00
Write-Offs/Net Losses                                0.00                0.00                            0.00
                                                                                                         0.00

RESERVE ACCOUNT:
----------------

Beginning Balance                                                 11,250,000.00
Current Deposits                                                           0.00
Current Earnings                                                      48,366.80
Withdraw of Excess Reserve Account Amount to Residual Holder          48,366.80
Ending Balance                                                    11,250,000.00


CAPITALIZED INTEREST:
---------------------

Beginning Balance:                                                       663.37



Less Amount to be released to Residual Interest                          790.49
Holder on Oct.  21 pursuant to Section 5.04(d)

Less Amount to be Distributed to Note Distribution                       862.72
Account on Oct. 16 Required by Section 5.04(a)

Plus Account Earnings Posted in Due Period                               768.67
     Prefunding Account Earnings posted in Due Period                    221.17

Ending Balance on Distribution Date                                        0.00
Cap Interest Acct Requirement (Projected Interest Shortfall)               0.00

PREFUNDING ACCOUNT:
-------------------

Beginning Balance                                                    185,602.86

Less Draw for First funding                                          180,000.00

Less Amount to be Distributed to Note Distribution                     5,602.86
Account Required by Setion 5.03 (c)

Less Amount to be Distributed to Certificate Distribution                  0.00
Account Required by Setion 5.03 (c)

Ending Balance                                                            (0.00)

BACKUP CALCULATIONS:

DEPOSIT TO NOTE DISTRIBUTION ACCOUNT:

Available Collection Amount                                         4,349,989.72
Guranteed Payment                                                           0.00
Reserve  Account Withdrawal                                                 0.00
                                                                    ------------
Note Distribution Account balance                                   4,349,989.72




WITHDRAWS FROM NOTE DISTRIBUTION ACCOUNT:

To The Note Distribution Account for Disbursement on Distribution Date Pursuant to Sections
5.01(c) paragraphs (i) to (iv)

                                                                                            Remaining Balance
                                                                                            -----------------
                                          ServIcing Fee               186,231.98                 4,163,757.74
                             Guaranty Insurance Premium                68,515.55                 4,095,242.19
                                  Indenture Trustee Fee                 1,862.32                 4,093,379.87
                                      Owner Trustee Fee                     0.00                 4,093,379.87
                                          Custodial Fee                 2,979.71                 4,090,400.16
              Noteholders Interest Distributable Amount             1,706,926.53                 2,383,473.63
                 Regular Principal Distributable Amount               817,173.71                 1,566,299.92
       Excess Spread to Class A-1 note as a part or the             1,488,487.42                    77,812.50
     Noteholders Monthly Principal distributable Amount

To the Certificate Distribution Account for Disbursement pursuant to section 5.06 on the distribution date.

        Certificateholder Interest Distributable Amount                77,812.50                         0.00
       Certificateholder Principal Distributable Amount                     0.00                         0.00
                Securities Insurer Reimbursement Amount                     0.00                         0.00
                 OverCollateralization Reduction Amount                     0.00                         0.00
                            Reimbured Servcing Advances                     0.00                         0.00